U.S. SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 9, 2005
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-16214	14-0462060
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1373 Broadway, Albany, New York  12204
(518) 445-2200
(Address and telephone number of the registrant’s principal executive offices)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At a regular meeting on November 9, 2005, Dr. John F. Cassidy, Jr. was elected as a member of the Board of Directors of the Registrant.  Dr. Cassidy was also appointed as a member of the Compensation Committee.  A copy of the Company’s press release announcing Dr. Cassidy’s election is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

	99.1	News release dated November 9, 2005 announcing election of director.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Michael C. Nahl

Name:	Michael C. Nahl
Title:	Senior Vice President and Chief Financial Officer

Date:   November 9, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated November 9, 2005.